Allscripts Healthcare Solutions Investor Update, March 3, 2022 Exhibit 99.1

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including the preliminary financial information included in this presentation, are based on the current beliefs and expectations of Allscripts management, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “can,” “may,” and similar terms. Actual results could differ significantly from those set forth in the forward-looking statements and reported results should not be considered an indication of future performance. Certain factors that could cause Allscripts actual results to differ materially from those described in the forward-looking statements include, but are not limited to: the timing or ultimate completion of the sale of our Hospital & Large Physician Practices Business; our use of the proceeds from the sale of our Hospital & Large Physician Practices Business; our ability to achieve the margin targets associated with our margin improvement initiatives within the contemplated time periods, if at all; risks relevant to our share repurchase program, such as general market conditions, fluctuations in the price of our common stock or changes in our liquidity or capital allocation strategies; security breaches resulting in unauthorized access to our or our clients’ computer systems or data, including denial-of-services, ransomware or other Internet-based attacks; the failure by Practice Fusion to comply with the terms of the settlement agreements with the U.S. Department of Justice (the “DOJ”); the costs and burdens of compliance by Practice Fusion with the terms of its settlement agreements with the DOJ; additional investigations and proceedings from governmental entities or third parties other than the DOJ related to the same or similar conduct underlying the DOJ’s investigations into Practice Fusion’s business practices; our ability to recover from third parties (including insurers) any amounts paid in connection with Practice Fusion’s settlement agreements with the DOJ and related inquiries; the expected financial results of businesses acquired by us; the successful integration of businesses acquired by us; the anticipated and unanticipated expenses and liabilities related to businesses acquired by us, including the civil investigation by the U.S. Attorney’s Office involving our Enterprise Information Solutions business; our failure to compete successfully; consolidation in our industry; current and future laws, regulations and industry initiatives; increased government involvement in our industry; the failure of markets in which we operate to develop as quickly as expected; our or our customers’ failure to see the benefits of government programs; changes in interoperability or other regulatory standards; our ability to maintain and expand our business with existing clients or effectively transition clients to newer products; the effects of the realignment of our sales, services and support organizations; market acceptance of our products and services; the unpredictability of the sales and implementation cycles for our products and services; our ability to manage future growth; our ability to introduce new products and services; our ability to establish and maintain strategic relationships; risks associated with investments and acquisitions; the performance of our products; our ability to protect our intellectual property rights; the outcome of legal proceedings involving us; our ability to hire, retain and motivate key personnel; performance by our content and service providers; liability for use of content; price reductions; our ability to license and integrate third-party technologies; risks related to global operations; variability of our quarterly operating results; risks related to our outstanding indebtedness; changes in tax rates or laws; business disruptions; our ability to maintain proper and effective internal controls; and asset and long-term investment impairment charges. . Additional information about these and other risks, uncertainties, and factors affecting Allscripts business is contained in Allscripts filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in the most recent Allscripts Annual Report on Form 10-K. Allscripts does not undertake to update forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes in its business, financial condition or operating results over time.

Announcement Yesterday we announced that we have reached agreement to sell the net assets of our Hospitals & Large Physician Practices business segment to Harris Health, a subsidiary of Constellation Software Inc. (TSE: CSU) The Hospitals & Large Physician Practices business segment includes the Company’s Sunrise, Paragon, Touchworks, Opal, dbMotion, STAR and Healthquest solutions. The transaction does not include any of the assets from the Veradigm business segment Purchase consideration of up to $700M, consisting of a fixed price of $670M paid at closing plus contingent consideration up to $30M based on revenue performance from business segment during the two years following transaction closing

Why We Entered Into This Transaction Increasing Divergence in Momentum Between Our Business Segments Hospitals and Large Physician Practices Segment expected to shrink for the 3rd year in a row in 2022 Veradigm Segment growing 6-7% organically with strong competitive positioning Increasingly difficult to manage effectively under one corporate structure with shared services functions Focus Both business segments operate in intensely competitive markets and require flawless execution to deliver value Separation allows for enhanced focus on priorities and enhanced accountability for results Unlock Value Have persistently traded at a discount to peers Another step in two-year journey separating the pieces of the Company toward maximizing value of the whole Strategic Optionality enhanced

Business Segment Performance Through 12/31/21 TTM revenue for the business segment was $928M and TTM adjusted EBITDA was $145M (see earnings press release filed 2/24/22 for reconciliation of reported adjusted EBITDA) Management expectations for the business segment in 2022: revenue for the business segment to be down approximately 3-4% year-over-year; adjusted EBITDA to be down approximately 10-15% year-over-year; estimated to generate approximately $50-60M in free cash flow

Use of Proceeds Net of deal related transaction costs, after-tax proceeds are expected to approximate $600 million Proceeds will be used to support continued share repurchases, as well as strategic M&A for the remaining Veradigm business

Veradigm Refresher

Veradigm Value Drivers VALUE Scalable Data Point-of-Care Connectivity Provider Footprint CONNECTIVITY DATA & INSIGHTS Proprietary & Partner Ambulatory Clinical data across Primary & Specialty Care ~70M patients with Linked Clinical/Claims Specialty Patient Registries FOOTPRINT Clinical Workflows Closing gaps in care Bi-directional Messaging Patient Engagement/ Recruitment Uniquely positioned to drive improved outcomes at lower costs Partnering with over 300,000 medical professionals + a large electronic prescribing market

Veradigm Footprint Provides Sustainable Advantage Value-Based Care Driving Market Convergence = Increased Value of Veradigm Footprint By the Numbers Full suite of Clinical, Financial, Patient Engagement and Admin solutions across Scaled National Provider Network

Bringing An Unmatched Provider Base to Large Market Opportunities Across Payer & Life Sciences Life Sciences Digital Advertising $4B $19B $4B $9B Health Plan Analytics and Services Clinical Data Exchange Specialty Medication Management $5B $11B Life Sciences Data & Analytics Descriptive, predictive and prescriptive Clinical Research Set Up For Long-Term Growth PROVIDERS

BIOPHARMA HEALTH PLANS AND PAYERS HCIT Diversified customer base across healthcare ecosystem

Veradigm Financial Profile Payer & Life Sciences Revenue Expected to Grow 20-25% Provider Revenue Expected to Grow 3-4% 82% 18% Total $552 Overall Revenue expected to grow 6-7% in 2022 Gross Margin of 51% and Adjusted EBITDA margin of 27% in 2021 both expected to expand in 2022

Revised Outlook for 2022

Outlook and Timing As a result of the transaction, we are withdrawing the guidance we provided in our February 24, 2022 Outlook and replacing it with the following: We expect Veradigm revenue to grow year-over-year in a range of 6% to 7% We expect Veradigm adjusted EBITDA to grow year-over-year in a range of 10% to 15% We expect free cash flow from continuing operations to be in a range of $110 million to $120 million Transaction is subject to HSR review and customary closing conditions but is expected to close in the 2nd quarter of 2022